Nature of Entity	12 Months Ended
Sep. 30, 2018
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Nature of Entity

Note 1 — Nature of Entity

Amdocs Limited (the “Company”) is a leading provider of software and services to communications, cable and satellite, entertainment and media industry service providers of all sizes throughout the world. The Company and its consolidated subsidiaries operate in one segment and designs, develops, markets, supports, implements and operates amdocsONE, an open and modular solution set.

The Company is a Guernsey corporation, which directly or indirectly holds numerous subsidiaries around the world, the vast majority of which are wholly-owned. The majority of the Company’s customers are in North America, Europe, Latin America and the Asia-Pacific region. The Company’s main development facilities are located in Brazil, Canada, Cyprus, India, Ireland, Israel, Mexico, the Philippines, the United Kingdom and the United States.